Exhibit 10.1

SECOND AMENDMENT

SECOND AMENDMENT (this “Amendment”), dated as of March 4, 2013, to the Amended and Restated Credit Agreement dated as of May 25, 2011, as amended by the First Amendment to the Amended and Restated Credit Agreement, dated as of February 24, 2012 (the “Credit Agreement”), among Office Depot, Inc., Office Depot International (UK) Ltd., Office Depot UK Ltd., Office Depot International B.V., Office Depot B.V., Office Depot Finance B.V., OD International (Luxembourg) Finance S.À R.L. and Viking Finance (Ireland) Ltd. (collectively, the “Borrowers”), certain subsidiaries of Office Depot, Inc. from time to time parties thereto, the several banks and other institutions from time to time parties thereto (the “Lenders”), JPMorgan Chase Bank N.A., London Branch, as European administrative agent and European collateral agent, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent’) and US collateral agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., and Wells Fargo Bank, National Association, as documentation agents.

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

I. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

II. Amendments to Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) The following defined terms are hereby inserted in appropriate alphabetical order:

“OfficeMax” means OfficeMax Incorporated.

“OfficeMax Merger” means the merger transaction pursuant to the OfficeMax Merger Agreement such that, after giving effect thereto, OfficeMax shall be a wholly owned Subsidiary of the Company.

“OfficeMax Merger Agreement” means, collectively, the Agreement and Plan of Merger, dated as of February 20, 2013 (as amended, modified or supplemented from time to time), among the Company, Dogwood Merger Sub Inc., Dogwood Merger Sub LLC, Mapleby Holdings Merger Corporation, Mapleby Merger Corporation and OfficeMax, and all schedules, exhibits and annexes thereto and all material side letters and agreements affecting the terms thereof or entered into in connection therewith.

III. Amendments to Section 6.09 (Restricted Payments; Certain payments of Indebtedness). Section 6.09(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” immediately prior to clause (viii) thereof and (b) inserting the following immediately prior to the “.” at the end thereof:

“; (ix) upon receipt of requisite approval by the Company’s shareholders of the OfficeMax Merger, Restricted Payments to the holders of preferred stock of the Company (the “Preferred Stockholders”) to redeem up to and including 175,000 shares of preferred stock; and (x) immediately prior to consummation of the OfficeMax Merger, Restricted Payments (A) to the Preferred Stockholders to redeem any outstanding preferred shares of the Company and (B) to repurchase any outstanding common shares of the Preferred Stockholders such that immediately following consummation of the OfficeMax Merger, the Preferred Stockholders hold less than 5% of the undiluted common stock of the Company”

IV. Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Amendment Effective Date”) upon which the following conditions are satisfied:

(i) receipt by the Administrative Agent of duly executed counterparts to this Amendment from the Borrowers, the Collateral Agents and the Required Lenders; and

(ii) receipt by the Administrative Agent of payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

V. Representations and Warranties. The Borrowers hereby represent and warrant that (a) each of the representations and warranties in the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

VI. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.

VII. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

VIII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

OFFICE DEPOT, INC.

By:
Name:
Title:

OFFICE DEPOT INTERNATIONAL (UK) LTD.

By:
Name:
Title:

OFFICE DEPOT UK LTD.

By:
Name:
Title:

OFFICE DEPOT INTERNATIONAL B.V.

By:
Name:
Title:

OFFICE DEPOT B.V.

By:
Name:
Title:

OFFICE DEPOT FINANCE B.V.

By:
Name:
Title:

OD INTERNATIONAL (LUXEMBOURG) FINANCE S.À R.L.

By:
Name:
Title:

Second Amendment Signature Page

VIKING FINANCE (IRELAND) LTD.

By:
Name:
Title:

Second Amendment Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, US Collateral Agent and as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as European Collateral Agent

By:
Name:
Title:

Second Amendment Signature Page

[INSERT LENDER NAME], as a Lender

By:
Name:
Title:

Second Amendment Signature Page